UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2014

Shutterfly, Inc.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On February 13, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Shutterfly, Inc., a Delaware corporation (the “Company), approved and adopted the 2014 Chief Executive Officer (the “CEO”) Compensation Plan (the “2014 CEO Plan”) and the 2014 Quarterly Bonus Plan for the CEO and Executive Staff (the “2014 Quarterly Bonus Plan”) (collectively, the “Plans”).

Under the 2014 CEO Plan, Mr. Housenbold’s total target compensation is set at $9.1 million, which includes an annual base salary of $650,000, a target annual cash bonus opportunity equal to 100% of base salary (unchanged from 2013) to be awarded pursuant to the 2014 Quarterly Bonus Plan summarized below, time-based restricted stock units with a target grant value of $3.5 million and performance-based restricted stock units with a target value of $4.3 million that vest upon the Company’s achievement of multi-year financial performance-based and shareholder return-based goals.

The 2014 Quarterly Bonus Plan is designed to reward designated executive officers, including executive officers identified as named executive officers in the Company's 2013 annual meeting proxy statement (the “Named Executive Officers”), for achievement of Company financial targets to be established each quarter, including adjusted EBITDA and revenue, and individual performance targets also established each quarter. The target annual cash bonus opportunity for each Named Executive Officer reporting directly to the CEO under the 2014 Quarterly Bonus Plan was set at 40% of their base salary (unchanged from 2013). For each Named Executive Officer, the actual amount of their 2014 annual performance bonus may exceed the target annual bonus in accordance with the 2014 Quarterly Bonus Plan and the Committee’s assessment of the Named Executive Officer’s achievement of a combination of corporate and personal performance goals.

This summary of the Plans does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Plans. Copies of the Plans are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description
10.1	2014 CEO Compensation Plan
10.2	2014 Quarterly Bonus Plan for the CEO and Executive Staff

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Brian M. Regan Brian M. Regan Senior Vice President and Chief Financial Officer
Date:  February 20, 2014

EXHIBIT INDEX

Number	Description
10.1	2014 CEO Compensation Plan
10.2	2014 Quarterly Bonus Plan for the CEO and Executive Staff